UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2018

UNITED NATURAL FOODS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21531	05-0376157
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

313 Iron Horse Way, Providence, RI	02908
(Address of principal executive offices)	(Zip Code)

(401) 528-8634

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01                                           Entry into a Material Definitive Agreement

Merger Agreement

On July 25, 2018, United Natural Foods, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which it has agreed to acquire SUPERVALU INC., a Delaware corporation (“SUPERVALU”).

Under the terms of the Merger Agreement, a wholly owned subsidiary of the Company will merge with and into SUPERVALU, with SUPERVALU surviving the merger as a wholly owned subsidiary of the Company (the “Merger”). Pursuant to the Merger Agreement, each share of SUPERVALU common stock outstanding at the effective time of the Merger will be converted into the right to receive a cash payment equal to $32.50 per share, without interest (the “Merger Consideration”).

SUPERVALU options, whether vested or unvested, that are unexercised as of immediately prior to the effective time of the Merger will be converted into Company options in accordance with the adjustment provisions of the SUPERVALU stock plan pursuant to which the SUPERVALU options were granted (based upon the Merger Consideration), with such option having the same terms and conditions as the underlying award. Each other outstanding SUPERVALU equity award (consisting of restricted shares, restricted stock units, deferred share units and performance share units) will be converted into a cash-settled, time-vesting award equal to the Merger Consideration times the number of shares of SUPERVALU common stock subject to the applicable award, with such payment to be made in accordance with the terms and conditions of the underlying award, including the vesting provisions. Performance share units shall no longer be subject to performance objectives and shall be converted based on the “change of control” provisions set forth in the applicable SUPERVALU performance share unit award agreement.

The aggregate purchase price for the transaction is approximately $1.35 billion.

The consummation of the transactions contemplated by the Merger Agreement is also subject to the satisfaction or waiver (if permitted by law) of certain closing conditions, including, among other things (i) the accuracy of the representations and warranties of the parties (generally subject to a “Material Adverse Effect” qualification), (ii) the performance of the covenants of the parties in all material respects, (iii) receipt of approval, or expiration or termination of waiting periods, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and (iv) approval by SUPERVALU stockholders holding a majority of SUPERVALU common stock outstanding and entitled to vote.

The Merger is not subject to a financing condition, and the Company has undertaken to take all actions necessary to obtain funds sufficient to fund the Merger Consideration and other amounts to be paid at closing.  SUPERVALU has agreed to cooperate with and provide assistance to the Company in connection with its financing efforts.

The Merger Agreement contains representations and warranties and covenants customary for a transaction of this nature.  Subject to certain exceptions, each of the parties has agreed to use its reasonable best efforts to cause the conditions to closing set forth in the Merger Agreement to be satisfied on a timely basis, including with respect to obtaining required government approvals and approval of SUPERVALU’s stockholders.

SUPERVALU has also agreed (1) to cause a stockholder meeting to be held to obtain the SUPERVALU stockholder approval, (2) to not solicit, enter into discussions concerning, or provide confidential information in connection with, alternative transactions, subject to a customary “fiduciary out” provision that allows SUPERVALU under certain circumstances to provide information to and participate in discussions with third parties with respect to unsolicited alternative acquisition proposals that SUPERVALU’s board of directors has determined in good faith, after consultation with its financial advisors and outside legal counsel, constitutes or could reasonably be expected to lead to a “superior proposal” and (3) subject to certain exceptions, that its board of directors will recommend that the stockholders of SUPERVALU vote to approve the Merger Agreement. SUPERVALU’s board of directors may, subject to certain requirements set forth in the Merger Agreement (including consultation with SUPERVALU’s financial advisors and outside legal counsel), (i) change its recommendation to SUPERVALU stockholders to approve the Merger Agreement in response to an “intervening event” or a “superior proposal” or (ii) terminate the merger agreement in order to enter into a “superior proposal” received from a third party.

The Merger Agreement also contains certain termination rights for both the Company and SUPERVALU, including that either the Company or SUPERVALU may terminate the Merger Agreement if the Merger is not completed on or prior to January 25, 2019 (the “End Date”), subject to extension until up to April 25, 2019 for the purpose of obtaining regulatory clearances.  If the Merger Agreement is terminated under certain circumstances, including by SUPERVALU to accept a “superior proposal”, SUPERVALU may be required to pay the Company a termination fee in the amount of approximately $40.5 million.

The Merger is expected to close during the fourth quarter of 2018.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement.

The Merger Agreement and the above description of the Merger Agreement have been included to provide investors with information regarding the terms of the Merger Agreement. It is not intended to provide any other factual information about the Company, SUPERVALU or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of specific dates, were solely for the benefit of the parties to the Merger Agreement and may be subject to limitations agreed upon by the parties in connection with negotiating the terms of the Merger Agreement, including being qualified by confidential disclosures made by each party to the other for the purposes of allocating contractual risk between them. In addition, certain representations and warranties may be subject to a contractual standard of materiality different from those generally applicable to investors and may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. Information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company or SUPERVALU. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, SUPERVALU or any of their respective subsidiaries, affiliates or businesses.

Commitment Letter

In connection with the execution of the Merger Agreement, the Company has obtained a debt financing commitment on the terms and subject to the conditions set forth in a commitment letter dated July 25, 2018 (the “Commitment Letter”) from Goldman Sachs Bank USA (“GS Bank”) and Goldman Sachs Lending Partners LLC (“GSLP”, and together with GS Bank, “Goldman Sachs”) consisting of (i) either (x) additional commitments in an aggregate principal amount of $1,100 million pursuant to an amendment (the “ABL Amendment”) to the Company’s Third Amended and Restated Loan and Security Agreement, dated as of April 29, 2016, by and among the Company, Bank of America, N.A., as administrative agent and the other borrowers, agents and lenders party thereto (the “Existing ABL Facility”) or (y) in the event the ABL Amendment is not approved by the requisite lenders under the Existing ABL Facility on or prior to closing, an asset-based revolving facility (the “New ABL Facility”) in an aggregate principal amount of $2,000 million that will be used to replace the Existing ABL Facility and (ii) a senior secured term loan credit facility (the “Term Loan Facility”) in an aggregate principal amount of $2,150 million.

The Company may use the entire amount of the proceeds of the Term Loan Facility and up to $1,200 million of the proceeds from the Existing ABL Facility (as amended by the ABL Amendment) or the New ABL Facility, as applicable, to finance the Merger and the transaction costs.

The obligations of Goldman Sachs to provide debt financing under the Commitment Letter are subject to a number of customary conditions, including, without limitation, execution and delivery by the borrowers and the guarantors of definitive documentation consistent with the Commitment Letter and the documentation standards specified therein. The final termination date for the Commitment Letter is January 25, 2019, subject to extension in certain circumstances in which the End Date is extended.

Item 8.01                                           Other Events.

On July 26, 2018, the Company and SUPERVALU issued a joint press release announcing the execution of the Merger Agreement.  A copy of that press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

Information included or incorporated by reference in this Current Report on Form 8-K, and information which may be contained in other filings with the Securities and Exchange Commission (the “SEC”) and press releases or other public statements, contains or may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s and SUPERVALU’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are based on current expectations and assumptions with respect to future performance and anticipated financial impacts of the business combination, the satisfaction of the closing conditions to the business combination and the timing of the completion of the business combination. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results.  Actual results could differ materially from those anticipated as a result of various factors, including: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement relating to the proposed business combination; (2) the outcome of any legal proceedings that may be instituted following the announcement of the merger agreement and the transactions contemplated therein; (3) the inability to complete the business combination, including due to failure to obtain approval of the shareholders of SUPERVALU or other conditions to closing in the merger agreement; (4) risks related to the financing of the transaction; (5) the risk that the business combination disrupts current plans and operations as a result of the announcement and consummation of the business combination; (6) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (7) costs related to the business combination; (8) risks related to the disruption of the transaction to SUPERVALU and its management; (9) the effect of announcement of the transaction on SUPERVALU’s ability to retain and hire key personnel and maintain relationships with customers, suppliers and other third parties; and (10) other risks and uncertainties identified in the Company’s and SUPERVALU’s filings with the SEC.  The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the Risk Factors included in the most recent reports on Form 10-K and Form 10-Q and other documents of the Company and SUPERVALU on file with the SEC.  These SEC filings are available publicly on the SEC’s website at www.sec.gov.  Any forward-looking statements made or incorporated by reference in this Current Report on Form 8-K are qualified in their entirety by these cautionary statements, and there can be no assurance that the anticipated results or developments will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, the Company.  Except to the extent required by applicable law, neither the Company nor SUPERVALU undertakes any obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.  Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

Item 9.01                                           Exhibits.

(d)              Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of July 25, 2018, by and among SUPERVALU INC., SUPERVALU Enterprises, Inc., United Natural Foods, Inc. and Jedi Merger Sub, Inc.*

99.1	Press Release dated July 26, 2018

* The schedules and exhibits to the Agreement and Plan of Merger have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of such schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED NATURAL FOODS, INC.

By:	/s/ Jill E. Sutton
Name:	Jill E. Sutton
Title:	Senior Vice President, General Counsel and Chief Compliance Officer

Date:    July 26, 2018